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                                                                     EXHIBIT 4.1


                          [FORM OF FACE OF CERTIFICATE]

                           FIRST SECURITY GROUP, INC.     CUSIP 336312

             Incorporated under the laws of the State of Tennessee
    Total Authorized Issue 20,000,000 Shares of $.01 Par Value Common Stock


         This is to certify that _______________________ is the owner of _________________________ fully paid and non-assessable shares of the above corporation transferable only on the books of the Corporation by the holder thereof in person or by a duly authorized Attorney upon surrender of this Certificate properly endorsed.

         Witness, the seal of the Corporation and the signatures of its duly authorized officers.

         Dated
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                             Secretary                                President


                          [FORM OF BACK OF CERTIFICATE]

         The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations.

TEN COM - as tenants in common
TEN ENT - as tenants by the entireties
JT TEN - as joint tenants with right of survivorship and not as tenants in common UNIF GIFT MIN ACT - Custodian (Cust) (Minor) Act (State)

Additional abbreviations may also be used though not in the above list.

For value received, __________________ hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER IDENTIFYING NUMBER OF ASSIGNEE

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Shares represented by the within Certificate, and do hereby irrevocably constitute and appoint ______________ Attorney to transfer the said shares on the books of the within-named Corporation with full power of substitution in the premises.


Dated
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In presence of
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NOTICE: THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME AS
WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT, OR ANY CHANGE WHATEVER.


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